                                                                    EXHIBIT 32.2

                      ORTHODONTIC CENTERS OF AMERICA, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), of Orthodontic Centers of America, Inc. (the "Company"), I, David E. Verret, Senior Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2004                 /s/ David E. Verret
                                ------------------------------------
                                David E. Verret
                                Senior Vice President of Finance